UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 31, 2024

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2024, Lattice Semiconductor Corporation (the “Company”) announced that on May 31, 2024, the Board of Directors of the Company (the “Board”) appointed Esam Elashmawi, Chief Marketing and Strategy Officer, as Interim Chief Executive Officer in addition to his existing position at the Company and designated Mr. Elashmawi as the Company’s principal executive officer, effective June 3, 2024. The appointment follows the resignation of James Anderson on May 31, 2024, from his position as President, Chief Executive Officer, and member of the Board to pursue an opportunity with another company, effective as of June 3, 2024. Mr. Anderson advised the Company that his decision to resign did not involve any disagreement with the Company on any matter, including matters relating to the Company’s operations, policies, or practices.

Mr. Elashmawi has served as Chief Marketing and Strategy Officer since joining the Company in 2018 and brings over 30 years of FPGA technology and industry experience to the role. Prior to joining the Company, Mr. Elashmawi held the positions of Senior Vice President and General Manager at Microsemi Corporation and Vice President of Product Development at Actel Corporation. Earlier in his career he co-founded SiliconExpert Technologies, a component management software company, which was acquired by Arrow Electronics. During his tenure as Chief Marketing and Strategy Officer at Lattice, Mr. Elashmawi spearheaded the Company’s strategic transformation leading to rapid product portfolio expansion and launch of multiple new hardware and software solutions. Additional information with respect to Mr. Elashmawi is available in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2024.

Item 7.01. Regulation FD Disclosure.

On June 3, 2024, the Company issued a press release announcing the transition and appointments described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated June 3, 2024 (furnished herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

		By:	/s/ Tracy Feanny
Date:	June 3, 2024		Tracy Feanny Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 3, 2024 (furnished herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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